PRIVATE PLACEMENT	12 Months Ended
Dec. 31, 2022
TKB CRITICAL TECHNOLOGIES 1
Share-Based Compensation Arrangement by Share-Based Payment Award
PRIVATE PLACEMENT	PRIVATE PLACEMENTSimultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 10,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant ($10,750,000 in the aggregate). Each Private Placement Warrant is exercisable for one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants will expire worthless.